                                                    Interest Rate Swap Transaction

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between:

                                                       JPMORGAN CHASE BANK, N.A.
                                                             ("JPMorgan")

                                                                  and

  U.S. Bank National Association, not in its individual capacity but solely as Trustee for the benefit of RASC Series 2006-KS6 Trust,
                             Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2006-KS6
                                                          (the "Counterparty")

on the Trade Date and identified by the JPMorgan Deal Number specified below (the "Transaction"). This letter agreement constitutes a
"Confirmation" as referred to in the Master Agreement specified below, and supersedes any previous confirmation or other writing with respect to the transaction described below.

The definitions and provisions  contained in the 2000 ISDA Definitions (the  "Definitions"), as  published by the  International  Swaps and  Derivatives  Association,  Inc.  are  incorporated  into  this  Confirmation.  In the  event of any  inconsistency  between  those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation  supplements,  forms part of, and is subject to, the ISDA Master  Agreement dated as of July 28, 2006, as amended and supplemented from time to time (the "Agreement"),  between JPMORGAN CHASE BANK,  N.A. ("JPMorgan") and  U.S. Bank National Association,
not in its individual  capacity but solely as Trustee for the benefit of RASC Series 2006-KS6 Trust, Home Equity Mortgage  Asset-Backed
Pass-Through  Certificates,  Series 2006-KS6 (the  "Counterparty"). All  provisions contained in the Agreement govern this Confirmation except as expressly modified below.

 The terms of the particular Interest Rate Swap Transaction to which this Confirmation relates are as follows:

 A. TRANSACTION DETAILS

 JPMorgan Deal Number(s):                            6900025873663

 Notional Amount:                                     Per attached schedule in Exhibit A

 Trade Date:                                         18 July 2006

 Effective Date:                                     28 July 2006

 Termination Date:                                   25 July 2010 subject to  adjustment  in  accordance  with
                                                     the Following Business Day Convention

 Fixed Amounts:

 Fixed Rate Payer:                                   Counterparty

 Fixed Rate Payer Period End Dates:                  The 25th of each month in each year commencing with 25
                                                     August 2006 to and including the Termination Date,
                                                     subject to adjustment in accordance with the Following
                                                     Business Day Convention

 Fixed Rate Payer Payment Dates:                     The Fixed Rate Payer Period End Date.

 Fixed Rate:                                         5.611 percent

 Fixed Rate Day Count Fraction:                      30/360

 Business Days:                                      New York

 Floating Amounts:

 Floating Rate Payer:                                JPMorgan

Floating Rate Payer Period End Dates:               The 25th of each month in each year commencing with 25 August 2006 to and including the Termination Date, subject to adjustment in accordance with the
                                                    Following Business Day Convention

 Floating Rate for initial Calculation
 Period:                                             5.400 percent

 Floating Rate Payer Payment Dates:                  Two (2) Business days preceding each Floating Rate Payer
                                                     Period End Date.

Floating Rate Option:                                USD-LIBOR-BBA

 Designated Maturity:                                1 Month

 Spread:                                             None

 Floating Rate Day Count Fraction:                   Actual/360

 Reset Dates:                                        The first day of each Calculation Period.

 Compounding:                                        Inapplicable

 Business Days:                                      New York

 Calculation Agent:                                  JPMorgan, unless otherwise stated in the Agreement.

 B. ACCOUNT DETAILS
 Payments to JPMorgan in USD:                        JPMORGAN CHASE BANK NA
                                                     JPMORGAN CHASE BANK NA
                                                     BIC: CHASUS33XXX
                                                     AC No: 099997979

 Payments to Counterparty in USD:                    U.S. Bank National Association
                                                     ABA Number: 091000022
                                                     Account Number: 1731-0332-2058
                                                     Reference: RASC 2006-KS6
                                                     OBI: Attention: John Thomas
                                                     Ref: Acct No: 103859000

 C. OFFICES

 JPMorgan:                                           NEW YORK

 Counterparty:                                            ST. PAUL

 D. RELATIONSHIP BETWEEN PARTIES

Each party will be deemed to  represent  to the other party on the date on which it enters into a  Transaction  that  (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

(a) Non-Reliance. It  is acting for its own account,  and it has made its own independent  decisions to enter into that Transaction and as to whether that  Transaction  is  appropriate  or proper for it based upon its own judgment and upon advice from such advisers as it has deemed  necessary.  It is not  relying on any  communication  (written  or oral) of the other  party as  investment  advice or as a recommendation  to enter  into that  Transaction;  it being  understood  that  information  and  explanations  related to the terms and conditions  of a  Transaction  shall not be  considered  investment  advice or a  recommendation  to enter  into that  Transaction.  No communication  (written or oral)  received  from the other party shall be deemed to be an  assurance  or  guarantee  as to the expected results of that Transaction.

(b) Assessment  and  Understanding. It  is  capable  of  assessing  the  merits of and  understanding  (on its own  behalf  or  through independent  professional advice), and understands and accepts, the terms,  conditions and risks of that Transaction.  It is capable of assuming, and assumes the risks of that Transaction.

(c) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction.

 E. TRUSTEE CAPACITY

It is  expressly  understood  and agreed by the parties  hereto that insofar as this  Confirmation  is executed by the Trustee (i) this
Confirmation  is executed and delivered by U.S. Bank National  Association,  not in its  individual  capacity but solely as Trustee for the benefit of RASC Series  2006-KS6 Trust,  Home Equity Mortgage  Asset-Backed  Pass-Through  Certificates,  Series 2006-KS6 under the
Pooling and Servicing Agreement,  dated as of July 1, 2006 (the "Pooling and Servicing Agreement"),  among Residential Asset Securities
Corporation,  as Depositor,  Residential  Funding  Corporation,  as Master  Servicer,  and U.S. Bank National  Association,  not in its
individual  capacity but solely as Trustee,  in the exercise of the powers and authority  conferred and vested in it  thereunder,  (ii)
under no circumstances  shall U.S. Bank National  Association,  in its individual  capacity be personally liable for the payment of any indebtedness  or expenses or be personally  liable for the breach or failure of any  obligation,  representation,  warranty or covenant made or undertaken under this Confirmation,  and (iii) each of the  representations,  undertakings and agreements herein made on behalf of the Counterparty is made and intended not as personal representations, undertakings and agreements of the Counterparty.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us or by sending to us a letter, telex or facsimile substantially similar to this letter, which letter, telex or facsimile sets forth the material terms of the Transaction to which this Confirmation relates and indicates agreement to those terms.
When referring to this Confirmation, please indicate: JPMorgan Deal Number(s): 6900025873663

 JPMorgan Chase Bank, N.A.

 [GRAPHIC OMITTED][GRAPHIC OMITTED]STARTSIGNATURE:U284298

-------------------------------------------------------------------

 Name:         Edward R. Robinson Jr.
              -----------------------------------------------------

 Title:        Associate
              -----------------------------------------------------

 Accepted and confirmed as of the date first
 written:

 U.S. Bank National Association, not in its
 individual capacity but solely as Trustee for the
 benefit of RASC Series 2006-KS6 Trust, Home Equity
 Mortgage Asset-Backed Pass-Through Certificates,
 Series 2006-KS6

-------------------------------------------------------------------

 Name:
              -----------------------------------------------------

 Title:
              -----------------------------------------------------

 Your reference number:
                                -----------------------------------

                          Exhibit A

   Period     Period Start  Period End        Swap Balance
            1      07/28/06      08/25/06       529,098,000.00
            2      08/25/06      09/25/06       525,551,633.70
            3      09/25/06      09/26/06       520,186,641.33
            4      09/26/06      09/27/06       512,965,564.63
            5      09/27/06      09/28/06       503,913,285.19
            6      09/28/06      09/29/06       493,038,485.69
            7      09/29/06      09/30/06       480,367,517.80
            8      09/30/06      10/01/06       465,945,917.04
            9      10/01/06      10/02/06       449,849,788.06
           10      10/02/06      10/03/06       432,166,119.22
           11      10/03/06      10/04/06       413,455,239.96
           12      10/04/06      10/05/06       393,840,726.16
           13      10/05/06      10/06/06       375,128,520.34
           14      10/06/06      10/07/06       357,284,033.11
           15      10/07/06      10/08/06       340,266,483.12
           16      10/08/06      10/09/06       324,037,005.73
           17      10/09/06      10/10/06       308,558,598.89
           18      10/10/06      10/11/06       293,799,201.35
           19      10/11/06      10/12/06       279,721,523.69
           20      10/12/06      10/13/06       266,293,661.76
           21      10/13/06      10/14/06       253,485,225.17
           22      10/14/06      10/15/06       241,047,924.40
           23      10/15/06      10/16/06       218,200,591.43
           24      10/16/06      10/17/06       197,667,418.85
           25      10/17/06      10/18/06       179,227,702.64
           26      10/18/06      10/19/06       162,631,772.85
           27      10/19/06      10/20/06       147,781,472.55
           28      10/20/06      10/21/06       139,374,623.79
           29      10/21/06      10/22/06       131,422,369.00
           30      10/22/06      10/23/06       123,899,143.75
           31      10/23/06      10/24/06       116,780,871.90
           32      10/24/06      10/25/06       110,044,929.76
           33      10/25/06      10/26/06       103,669,829.73
           34      10/26/06      10/27/06        97,635,414.17
           35      10/27/06      10/28/06        97,635,414.17
           36      10/28/06      10/29/06        96,543,746.68
           37      10/29/06      10/30/06        91,723,890.82
           38      10/30/06      10/31/06        87,159,033.37
           39      10/31/06      11/01/06        82,836,175.68
           40      11/01/06      11/02/06        78,740,758.82
           41      11/02/06      11/03/06        74,860,244.11
           42      11/03/06      11/04/06        71,182,807.44
           43      11/04/06      11/05/06        67,697,297.71
           44      11/05/06      11/06/06        64,393,197.63
           45      11/06/06      11/07/06        61,260,586.86
           46      11/07/06      11/08/06        58,290,107.36
           47      11/08/06      11/09/06        55,472,930.68
           48      11/09/06      11/10/06        52,800,727.32

Client Service Group
 All queries regarding confirmations should be sent to:

 JPMorgan Chase Bank, N.A.

 Contacts
 JPMorgan Contact               Telephone Number

 Client Service Group           (001) 3026344960

 Group E-mail address:
 Facsimile:                     (001) 8888033606
 Telex:
 Cable:

 Please quote the JPMorgan deal number(s):  6900025873663